SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported): 25-Sep-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Sep-02   a scheduled distribution was made from the Trust
     to holders of the Certificates.  The Trustee has caused to be filed with
     the Commission, the Monthly Report dated     25-Sep-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated            25-Sep-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Sep-02

DISTRIBUTION SUMMARY

                                                                     Accrued
          Original       Beginning     Principal                    Interest
Class      Balance         Balance   Distribution         Rate Distributed (1)
A-1    212,500,000     204,027,389      4,986,486      2.11500%      359,598
A-2    150,000,000     145,312,781      1,357,613      2.14000%      259,141
A-3     40,000,000      38,750,075        362,030      2.15000%       69,427
A-4     30,000,000      29,062,556        271,523      2.13000%       51,586
A-IO   262,743,750     253,420,327              0      6.19000%    1,493,315
M-1     32,250,000      32,250,000              0      2.69000%       72,294
M-2     24,500,000      24,500,000              0      3.31000%       67,579
B-1     20,500,000      20,500,000              0      4.11000%       70,213
B-2      5,250,000       5,250,000              0      4.56000%       19,950
X      515,000,050     501,810,405              0                          0
R               50               0              0      2.13000%            0
Total  515,000,050     499,652,802      6,977,651                  2,463,103



                      Certificate
     Realized Loss        Interest         Ending
Class    Principal      Shortfall         Balance
  A-1           N/A              0    199,040,903
  A-2           N/A              0    143,955,168
  A-3           N/A              0     38,388,045
  A-4           N/A              0     28,791,034
 A-IO           N/A              0    249,181,404
  M-1            0               0     32,250,000
  M-2            0               0     24,500,000
  B-1            0               0     20,500,000
  B-2            0               0      5,250,000
    X           N/A              0    495,940,633
    R           N/A              0              0
Total            0               0    492,675,151

AMOUNTS PER $1,000 UNIT
                                                      Interest
                              Prin            Int Carry-forward       Ending
ClassCusip            Distribution   Distribution       Amount       Balance
A-1  22540V2E1         23.46581529     1.69222715   0.00000000  936.66307520
A-2  22540V2F8          9.05075213     1.72760753   0.00000000  959.70112327
A-3  22540V2G6          9.05075225     1.73568050   0.00000000  959.70112325
A-4  22540V2H4          9.05075200     1.71953467   0.00000000  959.70112333
A-IO 22540V2J0          0.00000000     5.68354246   0.00000000  948.38185110
M-1  22540V2L5          0.00000000     2.24166667   0.00000000 1000.00000000
M-2  22540V2M3          0.00000000     2.75833347   0.00000000 1000.00000000
B-1  22540V2N1          0.00000000     3.42500000   0.00000000 1000.00000000
B-2  22540V2P6          0.00000000     3.80000000   0.00000000 1000.00000000
X    22540V2Q4          0.00000000     0.00000000   0.00000000  962.99142624
R    22540V2K7          0.00000000     0.00000000   0.00000000    0.00000000

                                   GROUP 1        GROUP 2      TOTAL
PrincPrincipal Distributions:
Beginning Bal (includes SubTrans)     245,762,375  256,048,030   501,810,405
     Scheduled Principal                  159,823      172,549       332,371
     Prepayments (Includes Curtails     4,034,932    1,502,469     5,537,401
     Net Liquidation Proceeds                   0            0             0
     Loan Purchase Prices                       0            0             0
     Total Principal Remit              4,194,755    1,675,017     5,869,772
     Net Realized Losses                        0            0             0
Ending Balance                        241,567,620  254,373,012   495,940,633

PrefuPrefunding Account:
Beginning Balance                               0            0             0
Subsequent Transfer                             0            0             0
Added to available cert prin                    0            0             0
Amount in Prefund Acct                          0            0             0

Agg End Coll Bal                      241,567,620  254,373,012   495,940,633

Ending OC Amt                                                      3,265,482

Interest Distributions:
Scheduled Interest  - Net of Servic     1,703,902    1,710,422     3,414,324
Cap Int Acct Withdrawal                         0            0             0
Less Relief Act Interest Shortfall              0            0             0
Less Net Prepayment Interest Shortf             0            0             0
                                        1,703,902    1,710,422     3,414,324

Capitalized Interest Account:
Beginning Balance                                                         (0)
less: Capitalized Int Requirement                                          0
less: Overfund Int to Depositor                                            0
Ending Balance                                                            (0)

Servicing Fee                             102,401      106,687       209,088
Trustee Fee                                   614          640         1,255
FSA Premium                                10,201       10,656        20,858
Credit Risk Manager Fee                     3,584        3,734         7,318

Current Agg Advance                Not provided by servicer
Outstanding Agg Advances           Not provided by servicer

Delinquency Information
                   30-59 days delinquent          60-89 days delinquent
                        Count              Balance    Count           Balance
Group 1                  49             6,800,787      23          3,230,624
Group 2                  40             7,727,610      15          3,405,944
Total                    89            14,528,397      38          6,636,569
*The figures do not include foreclosures, bankruptcies, or REO properties.

                                                  90 or more days delinquent
                                                      Count           Balance
Group 1                                                14          1,734,582
Group 2                                                4             483,782
Total                                                  18          2,218,364
*The figures do not include foreclosures, bankruptcies, or REO properties.

                   Outstanding Loans              Foreclosure
                        Count             Balance     Count          Balance
Group 1                 1,835         241,567,620      6           1,018,623
Group 2                 1,385         254,373,012      14          3,305,735
Total                   3,220         495,940,633      20          4,324,358


     Bankruptcy                    REO
         Count             Balance      Count           Balance  Market Value
Group      4               433,659       0                   0             0
Group      6               985,251       0                   0             0
Total     10             1,418,910       0                   0             0


# of Loans which Prepay Premiums were collected                           30
Amount of Prepayment Premiums                                        186,089

Current Delinquency Rate (60+ days)                                  2.94354%
Rolling Three Month Delinquency Rate (60+ days)                      2.10264%

Number of Loans Repurchased                                                0
Principal Balance of Loans Repurchased                                     0

Current Realized Losses                                                    0
Cumulative Net Realized Losses                                             0

WAM                                                                      349
WAC                                                                  8.66481%
Net WAC                                                              8.14431%

Insured Payment on Class As                                                0

Senior Enhancement Percentage                                       16.87044%

Net Excess Spread                                                    2.69920%

Deposit to Basis Risk Reserve Fund                                         0
Basis Risk Reserve Fund Balance                                        5,000


     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE16


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA